UNITED STATES SECURITIES & EXCHANGE COMMISSION
                          Washington, D.C.

                             FORM 8-K
                           CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)   May 26, 2006
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                 FILM AND MUSIC ENTERTAINMENT, INC.
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      (Exact name of registrant as specified in its charter)

          Nevada                   0-51164            01-0802246
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(State or other jurisdiction     (Commission       (IRS Employer
     of incorporation)           File Number)    Identification No.)


           5670 Wilshire Blvd, Los Angeles, CA        90036
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        (Address of principal executive offices)    (Zip Code)

  Registrant's telephone number, including area code:  (323) 904-4200
                                                      ----------------
                           None
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   (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
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Item 8.01 Other Events.
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     The registrant may, at its option, disclose under this Item 8.01 any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders. The registrant may, at its option, file a report under this Item 8.01 disclosing the nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 through 243.103).

     On Friday May 26, 2006 the Registrant filed a complaint in Superior Court of the State of California, County of Los Angeles BC353969 naming LESTERON LIMITED, BVI, a corporation; ILYA GOLUBOVICH, an individual; ARKADIY GOLUBOVICH, an individual; RAYMOND MARKOVICH, an individual; CASPAR VON WINTERFELDT, an individual, STEPHAN MULLER, an individual, and DOES 1-100, inclusive.


     Messrs. Ilya Golubovich and Arkady Golubovich are directors of the Registrant.

     The Complaint contains counts for Breach of Contract, Specific Performance, Intentional Interference with Contract, Declaratory Relief, Breach of Fiduciary Duty, Fraud, Constructive Fraud, Violation of RICO Act and Unfair Competition

     Essentially the Complaint alleges a conspiracy among the named Defendants and others to obtain control of the Registrant by illegal means, including improper meetings of directors and shareholders, harassing tactics, and false and misleading statements to third parties. The Complaint seeks an order requiring the Defendants to cease and desist and seeks damages for the injury caused to the Registrant and its stockholders by these illegal tactics in violation of Nevada and California corporate statutes and federal securities laws.



                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FILM AND MUSIC ENTERTAINMENT, INC.
                                     (Registrant)

                                     By:  /s/Lawrence S. Lotman
                                     ----------------------------------
Date : May 26, 2006                  Lawrence S. Lotman, Secretary (Sg)